SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
ORBITAL SCIENCES CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 24, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

To view this material, have available the 12-digit Control #(s) located on the following page and visit: **www.proxyvote.com**

If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request for a copy as instructed below on or before April 10, 2008.

To request the above listed materials for the 2008 Annual Meeting of Stockholders or for all future meetings:
Internet: www.proxyvote.com **Telephone:** 1-800-579-1639 ****Email:** sendmaterial@proxyvote.com

If requesting material by e-mail please send a blank e-mail with the **12-digit Control # (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

ORBITAL SCIENCES CORPORATION
21839 ATLANTIC BOULEVARD
DULLES, VA 20166

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX40
2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40
3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXXX40
4-TEST PRINT
5-51 MERCEDES WAY
6-EDGEWOOD,
7-NY
8-11717

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ORBITAL SCIENCES CORPORATION

Vote In Person

If you are a shareholder of record as of the record date, you are invited to attend the annual meeting and you may vote in person. If you hold shares in street name and wish to vote in person at the annual meeting, you must obtain a legal proxy from your broker, bank or other nominee in order to vote at the annual meeting. At the annual meeting you will need to request a ballot to vote.

Vote By Internet

To vote *now* by Internet, go to **WWW.PROXYVOTE.COM.**
Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your notice in hand when you access the website and follow the instructions.

BARCODE

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PAGE A (OF DUPLEX A/B)

Meeting Location The Annual Meeting for record holders as of February 26, 2008 is to be held on April 24, 2008 at 9:00 a.m. at: 21839 Atlantic Boulevard Dulles, VA 20166 Meeting Directions From Washington Dulles International Airport: Take Dulles Toll Road to Route 28 North. Follow 28 North to Steeplechase Blvd., make right. Take your next immediate right onto Warp Drive. Building 21839 is on the right. From Ronald Reagan Washington National Airport: Take I-66 West to Route 267 West (Dulles Toll Road-Local Exits). Take Exit 9B-Route 28 North. Make right turn onto Steeplechase Blvd. Take your next immediate right onto Warp Drive. Building 21839 is on the right. From Baltimore-Washington International Airport: Take I-195 to I-95 South to I-495 West into Virginia to Exit 45A Route 267 West (Dulles Toll Road-Local Exits). Take Exit 9B-Route 28 North. Make right turn onto Steeplechase Blvd. Take your next immediate right onto Warp Drive. Building 21839 is on the right. R1OSC2 P99999-010 12 15 # OF # PAGE B (OF DUPLEX A/B)

Voting items

The Board of Directors recommends a vote "FOR" the election of all director nominees listed in Proposal 1 and "FOR" Proposal 2.

1. To elect four Directors, each to serve for a three-year term ending in 2011.

   Nominees:

   01) Robert J. Hermann
   02) Janice I. Obuchowski
   03) Frank L. Salizzoni
   04) David W. Thompson

2. To ratify the appointment of PricewaterhouseCoopers LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2008.

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BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

Acct #XXXXXXXXXXXXX
SHARESXXXXXXXXXXX
Cusip
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